                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                               ----------------


                                   FORM 8-K
                                Current Report


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                      Date of Report: February 11, 2002
                                      -----------------




                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)



              Virginia                     0-25762              54-1719855
------------------------------------   ----------------    --------------------
  (State or other jurisdiction of        (Commission          (IRS Employer
           incorporation)                File Number)      Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                23060
--------------------------------------------------              ----------
     (Address of principal executive offices)                   (Zip Code)


            (Registrant's telephone number, including area code):
                                (804) 967-1000



        (Former name or former address, if changed since last report):
                                Not Applicable

ITEM 5.             OTHER EVENTS

                    The January 2002 monthly Certificateholder's Statements to investors were distributed February 11, 2002.


ITEM 7 (c).         EXHIBITS

                    The following are filed as exhibits to this Report under
                    Exhibit 20:

                    1.  January performance Summary

                    2.  Series 1996-2 Class A and Class B Certificateholder's
                         Statements for the month of January 2002.

                    3.  Series 1996-3 Class A and Class B Certificateholder's
                         Statements for the month of January 2002.

                    4.  Series 1997-1 Class A and Class B Certificateholder's
                         Statements for the month of January 2002.

                    5.  Series 1997-2 Class A and Class B Certificateholder's
                         Statements for the month of January 2002.

                    6.  Series 1998-1 Class A and Class B Certificateholder's
                         Statements for the month of January 2002.

                    7.  Series 1998-4 Class A and Class B Certificateholder's
                         Statements for the month of January 2002.

                    8.  Series 1999-1 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    9.  Series 1999-2 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    10. Series 1999-3 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    11. Series 2000-1 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    12. Series 2000-2 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    13. Series 2000-3 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    14. Series 2000-4 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    15. Series 2000-5 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    16. Series 2001-1 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    17. Series 2001-2 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    18. Series 2001-3 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    19. Series 2001-4 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    20. Series 2001-5 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    21. Series 2001-6 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    22. Series 2001-7 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    23. Series 2001-8 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    24. Series 2002-1 Class A and Class B Certificateholder's
                         Statements for the month of January 2002

                    25. Trust Excess Spread Analysis


                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                    CAPITAL ONE MASTER TRUST

                                    By:    CAPITAL ONE BANK
                                           Servicer


                                    By:    /s/David M. Willey
                                           ----------------------------------
                                           David M. Willey
                                           Senior Vice President of Corporate
                                           Financial Management
Date:  February 11, 2002

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549






                               ---------------






                                   EXHIBITS

                                      TO

                                   FORM 8-K








                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)

                              INDEX TO EXHIBITS

                                                                                      SEQUENTIALLY
EXHIBIT                                                                               NUMBERED
NUMBER                EXHIBITS                                                        PAGE
-------               --------                                                        ------------
     1                January performance Summary                                           07

     2                Series 1996-2 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                      9

     3                Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     11

     4                Series 1997-1 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     13

     5                Series 1997-2 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     15

     6                Series 1998-1 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     17

     7                Series 1998-4 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     19

     8                Series 1999-1 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     21

     9                Series 1999-2 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     23

     10               Series 1999-3 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     25

     11               Series 2000-1 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     27

     12               Series 2000-2 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     29

     13               Series 2000-3 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     31

     14               Series 2000-4 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     33

     15               Series 2000-5 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     35

     16               Series 2001-1 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     37

     17               Series 2001-2 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     39

     18               Series 2001-3 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     41

     19               Series 2001-4 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     43

     20               Series 2001-5 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     45

     21               Series 2001-6 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     47

     22               Series 2001-7 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     49

     23               Series 2001-8 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     51

     24               Series 2002-1 Class A and Class B Certificate-
                      holder's Statements for the month of January 2002                     53

     25               Trust Excess Spread Analysis                                          55